DREYFUS BASIC
MUNICIPAL FUND, INC.

Three investment choices seeking income exempt from federal income tax, and one investment choice seeking income exempt from federal and New Jersey state income taxes


PROSPECTUS January 1, 2002
As revised, July 1, 2002


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each portfolio's investment approach, risks, performance, expenses and related information

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

                                          CONTENTS

                                          THE PORTFOLIOS
                      ----------------------------------------

                                       1  Introduction

                                        2 Goal/Approach

                                        5 Main Risks

                                        7 Past Performance

                                        9 Expenses

                                       13 Management

                                       14 Financial Highlights

                                          YOUR INVESTMENT
                      ------------------------------------------

                                       16 Account Policies

                                       19 Distributions and Taxes

                                       20 Services for Fund Investors

                                       21 Instructions for Regular Accounts

                                          FOR MORE INFORMATION
                      -------------------------------------------------

                                          Back Cover

THE PORTFOLIOS

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-------------------------
Ticker Symbol: DBIMX

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
--------------------------
Ticker Symbol: DRMBX

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------
Ticker Symbol: DBMXX

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-------------------------
Ticker Symbol: DBJXX



INTRODUCTION

This combined prospectus has been prepared for your convenience so that you can consider four investment choices in one document. Each portfolio is a separate entity with a separate investment portfolio. The operations and results of one portfolio are unrelated to those of each other portfolio.

The portfolios differ in their average maturity, which affects their level of income and degree of share price fluctuation. The money market portfolios seek to maintain a stable $1.00 share price. The money market portfolios offer share price stability for investors looking to protect principal, but have lower income potential than the bond portfolios. The bond portfolios each offer higher income and return potential, mainly relative to their average maturities, but their share prices will fluctuate.


Each portfolio is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, each portfolio's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund would be.


INFORMATION ON EACH PORTFOLIO'S RECENT PERFORMANCE CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).



What these portfolios are -- and aren't

Each portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. Each strives to reach its stated goal, although as with all mutual funds, none of the portfolios can offer guaranteed results.

An investment in these portfolios is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these portfolios, but you also have the potential to make money.

The Portfolios


GOAL/APPROACH

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO

THE INTERMEDIATE BOND PORTFOLIO seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the portfolio normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the portfolio ranges between three and ten years. The portfolio will invest at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the portfolio may be invested in bonds with a credit quality lower than A, including bonds of below investment grade credit quality ("high yield" or "junk" bonds).


In selecting municipal bonds for investment, the portfolio manager assesses the current interest rate environment and the municipal bond's potential volatility in different rate environments. The manager focuses on investing in bonds that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds that may be temporarily out of favor with investors and sell at a price below their face value. The portfolio manager will invest in discount bonds that are expected to increase in price as they return to favor. The fund's allocation to discount bonds will change along with the manager's changing views of the current interest rate and market environment. The portfolio manager also looks to select bonds that are most likely to obtain attractive prices when sold.


Although the portfolio's objective is to generate income exempt from federal income tax, interest from some of the portfolio's holdings may be subject to the federal alternative minimum tax. In addition, the portfolio occasionally may invest in taxable bonds.


The portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.


Concepts to understand

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for bonds in default (the inability to make timely interest or principal payments). Bonds rated BBB or Baa and above are considered investment grade.

AVERAGE MATURITY: an average of the stated maturities of the bonds held in a portfolio, based on their dollar-weighted proportions in the portfolio.



DREYFUS BASIC
MUNICIPAL BOND PORTFOLIO

THE BOND PORTFOLIO seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the portfolio normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the portfolio normally exceeds ten years, but there are no specific requirements for average maturity. The portfolio will invest at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the portfolio may be invested in bonds with a credit quality lower than A, including high yield municipal bonds.


In selecting municipal bonds for investment, the portfolio manager assesses the current interest rate environment and the municipal bond's potential volatility in different rate environments. The manager focuses on investing in bonds that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds that may be temporarily out of favor with investors and sell at a price below their face value. The portfolio manager will invest in discount bonds that are expected to increase in price as they return to favor. The fund's allocation to discount bonds will change along with the manager's changing views of the current interest rate and market environment. The portfolio manager also looks to select bonds that are most likely to obtain attractive prices when sold.


Although the portfolio's objective is to generate income exempt from federal income tax, interest from some of the portfolio's holdings may be subject to the federal alternative minimum tax. In addition, the portfolio occasionally may invest in taxable bonds.


The portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.


Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

DURATION: an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund's duration the more it will react to interest rate fluctuations and the greater its long-term risk/return potential.

The Portfolios


GOAL/APPROACH (CONTINUED)

DREYFUS BASIC
MUNICIPAL MONEY MARKET PORTFOLIO

THE MONEY MARKET PORTFOLIO seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the portfolio is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue this goal, the portfolio normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax.

Although the portfolio's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the portfolio occasionally may invest in taxable obligations and municipal obligations that pay income exempt only from federal income tax.


Concepts to understand

CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.


Generally, each money market portfolio is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.




DREYFUS BASIC NEW JERSEY
MUNICIPAL MONEY MARKET PORTFOLIO

THE NEW JERSEY MONEY MARKET PORTFOLIO seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the portfolio is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue this goal, the portfolio normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state income taxes. When the portfolio manager believes that acceptable New Jersey municipal obligations are unavailable for investment, the portfolio may invest temporarily in municipal obligations that provide income subject to New Jersey state personal income tax, but not federal income tax.

Although the portfolio's objective is to generate income exempt from federal and New Jersey state income taxes, interest from some of the portfolio's holdings may be subject to the federal alternative minimum tax. In addition, the portfolio temporarily may invest in taxable obligations. At times, the portfolio also may occasionally invest in municipal obligations that provide income free from federal but not New Jersey state income tax.


Concepts to understand

MONEY MARKET FUND: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

*    maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

*    invest only in high quality, dollar-denominated obligations


MAIN RISKS


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO AND DREYFUS BASIC MUNICIPAL BOND PORTFOLIO


The principal risks of the Intermediate Bond Portfolio and Bond Portfolio are discussed below. The value of your investment in a portfolio will fluctuate, which means that you could lose money.


* INTEREST RATE RISK. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a portfolio's share price. The longer a portfolio's maturity and duration, the more its share price is likely to react to interest rates.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering a portfolio's share price. Although the portfolios invest primarily in investment grade municipal bonds, they have the ability to invest in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a portfolio's share price may fall dramatically.

* DERIVATIVES RISK. The portfolios may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.


Other potential risks


Under adverse market conditions, a portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Each portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.


The Portfolios


MAIN RISKS (CONTINUED)

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO AND DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

Each portfolio's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in either portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a portfolio.

While each portfolio has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce a portfolio's income level and/or share price:


* interest rates could rise sharply, causing the value of a portfolio's investments and its share price to drop

*    interest rates could drop, thereby reducing a portfolio's yield


* any of a portfolio's holdings could have its credit rating downgraded or could default

The New Jersey Money Market Portfolio is subject to certain additional risks:

* New Jersey's economy and revenues underlying its municipal obligations may decline

* the portfolio's securities may be more sensitive to risks that are specific to investing primarily in a single state


PAST PERFORMANCE

DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table compares the portfolio's average annual total return to that of the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, each an unmanaged municipal bond benchmark for total return performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


                               13.81   4.86    8.76    6.72    -2.46   11.40
91      92      93      94     95      96      97      98      99      00


BEST QUARTER:                    Q1 '95                     +5.16%

WORST QUARTER:                   Q2 '99                     -2.01%


THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/02 WAS 0.54%.


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00

                                                                                                                   Since
                                                                                                                 inception

                                                        1 Year                      5 Years                      (5/4/94)
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                               11.40%                       5.75%                         6.48%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX*                                              9.07%                       5.39%                         6.15%**

LEHMAN BROTHERS
10-YEAR MUNICIPAL
BOND INDEX*                                             10.76%                       5.93%                         6.84%**

*    THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX HAS BEEN SELECTED AS THE
     FUND'S PRIMARY INDEX, BECAUSE IT IS DEEMED TO BE A MORE APPROPRIATE INDEX,
     GIVEN THE FUND'S INVESTMENTS, THAN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
     BOND INDEX.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 4/30/94 IS USED AS THE
     BEGINNING VALUE ON 5/4/94.


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table compares the portfolio's average annual total return to that of the Lehman Brothers Municipal Bond Index, an unmanaged municipal bond benchmark for total return performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                               19.24   4.60    10.93   6.79    -5.71   13.96
91      92      93      94     95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                     +7.85%

WORST QUARTER:                   Q1 '96                     -2.46%


THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/02 WAS 1.02%.


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00

                                                                                                                   Since
                                                                                                                 inception

                                                        1 Year                      5 Years                      (5/4/94)
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                               13.96%                       5.89%                         7.25%

LEHMAN BROTHERS
MUNICIPAL
BOND INDEX                                              11.68%                       5.84%                         6.82%*

*    FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE
     BEGINNING VALUE ON 5/6/94.


The Portfolios


PAST PERFORMANCE (CONTINUED)

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table shows the portfolio's average annual total return over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

        3.23    2.56    2.92   3.93    3.23    3.36    3.20    2.92    3.76
91      92      93      94     95      96      97      98      99      00

BEST QUARTER:                    Q2 '95                     +1.04%

WORST QUARTER:                   Q1 '94                     +0.58%


THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/02 WAS 0.28%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                            Since inception

1 Year                          5 Years                       (12/16/91)
--------------------------------------------------------------------------------

3.76%                            3.29%                           3.24%

For the portfolio's current yield, call toll-free: 1-800-645-6561.




DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table shows the portfolio's average annual total return over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                       3.30    3.15    2.87    2.70    3.59
91      92      93      94     95      96      97      98      99      00

BEST QUARTER:                    Q4 '00                     +0.94%

WORST QUARTER:                   Q1 '99                     +0.58%


THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/02 WAS 0.31%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                            Since inception

1 Year                          5 Years                        (12/1/95)
--------------------------------------------------------------------------------

3.59%                            3.12%                           3.13%

For the portfolio's current yield, call toll-free: 1-800-645-6561.




EXPENSES

DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                             $5.00

Account closeout fee*                                                    $5.00

Wire and Dreyfus TeleTransfer redemption fee                             $5.00

Checkwriting charge                                                      $2.00
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.60%

Shareholder services fee                                                 0.09%

Other expenses                                                           0.10%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                0.79%

Fee waiver and/or expense reimbursement                                 (0.34%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                 0.45%

**   UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

** THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2003.


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$46                                $218                                  $405                                  $946

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: the fee paid from your account and retained by the portfolio to help keep operating expenses lower.

The Portfolios

EXPENSES (CONTINUED)

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                             $5.00

Account closeout fee*                                                    $5.00

Wire and Dreyfus TeleTransfer redemption fee                             $5.00

Checkwriting charge                                                      $2.00
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.60%

Shareholder services fee                                                 0.09%

Other expenses                                                           0.08%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                0.77%

Fee waiver and/or expense reimbursement                                 (0.32%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                 0.45%

**   UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

** THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2003.



Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$46                                $214                                  $396                                  $924

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: the fee paid from your account and retained by the portfolio to help keep operating expenses lower.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                             $5.00

Account closeout fee*                                                    $5.00

Wire and Dreyfus TeleTransfer redemption fee                             $5.00

Checkwriting charge                                                      $2.00
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.50%

Shareholder services fee                                                 0.05%

Other expenses                                                           0.05%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                0.60%

Fee waiver and/or expense reimbursement                                 (0.15%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                 0.45%

**   UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

** THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2003.

Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$46                                $177                                  $320                                  $736



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: the fee paid from your account and retained by the portfolio to help keep operating expenses lower.

The Portfolios


EXPENSES (CONTINUED)


DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                             $5.00

Account closeout fee*                                                    $5.00

Wire and Dreyfus TeleTransfer redemption fee                             $5.00

Checkwriting charge                                                      $2.00
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.50%

Shareholder services fee                                                 0.04%

Other expenses                                                           0.07%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                0.61%

Fee waiver and/or expense reimbursement                                 (0.16%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                 0.45%

**   UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

** THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2003.


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$46                                $179                                  $324                                  $747



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: the fee paid from your account and retained by the portfolio to help keep operating expenses lower.



MANAGEMENT


The investment adviser for each portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $195 billion in over 190 mutual fund portfolios. For the past fiscal year, Dreyfus BASIC Intermediate Municipal Bond Portfolio, Dreyfus BASIC Municipal Bond Portfolio, Dreyfus BASIC Municipal Money Market Portfolio and Dreyfus BASIC New Jersey Municipal Money Market Portfolio each paid Dreyfus a management fee at the annual rate of 0.26%, 0.28%, 0.35% and 0.34%, respectively, of the portfolio's average daily net assets.

Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

Douglas J. Gaylor has been the primary portfolio manager of Dreyfus BASIC Intermediate Municipal Bond Portfolio and Dreyfus BASIC Municipal Bond Portfolio since he joined Dreyfus in January 1996.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Portfolios


FINANCIAL HIGHLIGHTS


The following tables describe each portfolio's performance for the fiscal periods indicated. "Total return" shows how much your investment in a portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report for each portfolio, along with each portfolio's financial statements, is included in the portfolio's annual report, which is available upon request.


                                                                                             YEAR ENDED AUGUST 31,

 DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO                             2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.04      12.88     13.56      13.25      12.83

 Investment operations:  Investment income -- net                                 .61        .62       .61        .63        .66

                         Net realized and unrealized gain (loss)
                         on investments                                           .64        .17     (.58)        .47        .45

 Total from investment operations                                                1.25        .79       .03       1.10       1.11

 Distributions:          Dividends from investment income -- net                (.61)      (.62)     (.61)      (.63)      (.66)

                         Dividends from net realized gain
                         on investments                                         (.03)      (.01)     (.10)      (.16)      (.03)

 Total distributions                                                            (.64)      (.63)     (.71)      (.79)      (.69)

 Net asset value, end of period                                                 13.65      13.04     12.88      13.56      13.25

 Total return (%)                                                                9.82       6.36       .11       8.51       8.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .45        .45       .45        .45        .24

 Ratio of net investment income to average net assets (%)                        4.60       4.86      4.55       4.68       5.07

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)         .34        .34       .33        .36        .56

 Portfolio turnover rate (%)                                                    47.00      40.46     60.65      15.38      64.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        114,712     99,313   110,344     92,661     66,372



                                                                                               YEAR ENDED AUGUST 31,

 DREYFUS BASIC MUNICIPAL BOND PORTFOLIO                                          2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.11      12.98     14.01      13.60      13.03

 Investment operations:  Investment income -- net                                 .67        .66       .66        .69        .74

                         Net realized and unrealized gain (loss)
                         on investments                                           .58        .13     (.86)        .60        .66

 Total from investment operations                                                1.25        .79     (.20)       1.29       1.40

 Distributions:          Dividends from investment income -- net                (.67)      (.66)     (.66)      (.69)      (.74)

                         Dividends from net realized gain
                         on investments                                        .00(1)   (.00)(1)     (.17)      (.19)      (.09)

 Total distributions                                                            (.67)      (.66)     (.83)      (.88)      (.83)

 Net asset value, end of period                                                 13.69      13.11     12.98      14.01      13.60

 Total return (%)                                                                9.80       6.41    (1.63)       9.78      11.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .45        .45       .45        .45        .26

 Ratio of net investment income to average net assets (%)                        5.01       5.22      4.79       4.97       5.50

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)         .32        .33       .31        .36        .58

 Portfolio turnover rate (%)                                                    53.90      58.05     87.54      43.39     101.27
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        260,346    227,010   246,861    189,957    114,268

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.




                                                                                               YEAR ENDED AUGUST 31,

 DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO                                  2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            1.00       1.00      1.00       1.00       1.00

 Investment operations:  Investment income -- net                                .032       .034      .029       .033       .033

 Distributions:          Dividends from investment income -- net               (.032)     (.034)    (.029)     (.033)     (.033)

 Net asset value, end of period                                                  1.00       1.00      1.00       1.00       1.00

 Total return (%)                                                                3.26       3.47      2.90       3.31       3.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .45        .45       .45        .45        .45

 Ratio of net investment income to average net assets (%)                        3.22       3.39      2.86       3.26       3.26

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)         .15        .15       .15        .17        .15
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        452,448    490,964   609,532    615,469    683,562




                                                                                               YEAR ENDED AUGUST 31,

 DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO                       2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            1.00       1.00      1.00       1.00       1.00

 Investment operations:  Investment income -- net                                .032       .033      .026       .030       .031

 Distributions:          Dividends from investment income -- net               (.032)     (.033)    (.026)     (.030)     (.031)

 Net asset value, end of period                                                  1.00       1.00      1.00       1.00       1.00

 Total return (%)                                                                3.26       3.32      2.62       3.01       3.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .45        .45       .45        .45        .36

 Ratio of net investment income to average net assets (%)                        3.21       3.27      2.59       2.97       3.12

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)         .16        .18       .20        .19        .27
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        127,589    122,340   111,946    118,622     136,55

The Portfolios

YOUR INVESTMENT

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in a portfolio. Your price for portfolio shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time for the Money Market Portfolio and New Jersey Money Market Portfolio, and at the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for the Intermediate Bond Portfolio and the Bond Portfolio, on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The Money Market Portfolio and New Jersey Money Market Portfolio use the amortized cost method of valuing securities. Investments for the Bond and Intermediate Bond portfolios generally are valued primarily on the basis of information furnished by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because the portfolios seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

Initial                                         Additional
--------------------------------------------------------------------------------


$10,000                                         $1,000 (INCLUDING FOR
(FOR THE INTERMEDIATE BOND PORTFOLIO AND        DREYFUS TELETRANSFER
THE BOND PORTFOLIO)                             INVESTMENTS)

$25,000 (FOR THE MONEY MARKET PORTFOLIO AND THE NEW JERSEY MONEY MARKET
PORTFOLIO)


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.


Concepts to understand

NET ASSET VALUE (NAV): a portfolio's share price on a given day. A portfolio's NAV is calculated by dividing the value of its net assets by the number of existing shares.

AMORTIZED COST: a method of valuing a money market fund's securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit each money market portfolio to maintain a stable NAV.


Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing portfolio shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

* if you send a written request to sell such shares, the portfolio may delay sending the proceeds (or selling the shares in the case of the Money Market Portfolio and the New Jersey Money Market Portfolio) for up to eight business days following the purchase of those shares

*  the portfolio will not honor redemption
   checks, or process wire, telephone or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Limitations on selling shares by phone

Proceeds
sent by                    Minimum              Maximum
--------------------------------------------------------------------------------

CHECK                      NO MINIMUM           $250,000 PER DAY

WIRE                       $5,000               $500,000 FOR JOINT ACCOUNTS
                                                EVERY 30 DAYS

DREYFUS                    $1,000               $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                    EVERY 30 DAYS
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                              $5.00

Account closeout fee*                                                     $5.00

Wire and Dreyfus TeleTransfer redemption fee                              $5.00

Checkwriting charge                                                       $2.00

*UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment       17


ACCOUNT POLICIES (CONTINUED)

GENERAL POLICIES

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND EXCEPT AS NOTED BELOW RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the portfolio or its operations, including, for the Intermediate Bond Portfolio and the Bond Portfolio, those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a portfolio within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a portfolio's total assets

* change or discontinue its exchange privilege or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each portfolio also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect portfolio operations (for example, if it represents more than 1% of a portfolio's assets).


The Money Market Portfolio and New Jersey Money Market Portfolio may also process purchase and sale orders and calculate their NAV on days that the portfolios' primary trading markets are open, and the portfolios' management determines to do so.


Small account policies

To offset the relatively higher costs of servicing smaller accounts, each portfolio charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and accounts opened through a financial institution.

If your account falls below $10,000 in the Money Market Portfolio or New Jersey Money Market Portfolio, or $5,000 in the Intermediate Bond Portfolio or Bond Portfolio, you may be asked to increase your balance. If it is still below the relevant minimum after 45 days, the portfolio may close your account and send you the proceeds.


DISTRIBUTIONS AND TAXES

EACH PORTFOLIO USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your dividends and distributions will be reinvested in your portfolio unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH PORTFOLIO ANTICIPATES THAT VIRTUALLY ALL OF ITS INCOME DIVIDENDS will be exempt from federal and, for the New Jersey Money Market Portfolio, New Jersey state income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the portfolio and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                  Tax rate for                 Tax rate for

distribution             10% or 15% bracket           27% bracket or above
--------------------------------------------------------------------------------

INCOME                   GENERALLY                    GENERALLY
DIVIDENDS                TAX EXEMPT                   TAX EXEMPT

SHORT-TERM               ORDINARY                     ORDINARY
CAPITAL GAINS            INCOME RATE                  INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                       18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of portfolio shares, including through the checkwriting privilege, may generate a tax liability.

The table at left also can provide a guide for your potential tax liability when selling or exchanging portfolio shares. "Short-term capital gains" applies to portfolio shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.

Your Investment


SERVICES FOR FUND INVESTORS

DREYFUS DIVIDEND SWEEP

FOR AUTOMATICALLY REINVESTING the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

CHECKWRITING PRIVILEGE

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the relevant portfolio. A fee also will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $1,000 OR MORE from one Dreyfus fund into another. You are allowed only four exchanges out of a portfolio in a calendar year. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the relevant portfolio. You may be charged a sales load when exchanging into any fund that has one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions.


DREYFUS EXPRESS(SM ) VOICE-ACTIVATED ACCOUNT ACCESS

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.


ACCOUNT STATEMENTS

EVERY DREYFUS INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

DREYFUS FINANCIAL CENTERS

THROUGH A NATIONWIDE NETWORK of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

EXPERIENCED FINANCIAL CONSULTANTS can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

20



INSTRUCTIONS FOR REGULAR ACCOUNTS

       TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9299, Boston, MA 02205-8553


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   *   ABA# 021000018

   *   Dreyfus BASIC Intermediate
Municipal Bond Portfolio DDA# 8900088451

   *   Dreyfus BASIC Municipal Bond Portfolio
DDA# 8900088443

   *   Dreyfus BASIC Municipal
Money Market Portfolio DDA# 8900208767

   *   Dreyfus BASIC New Jersey Municipal Money Market Portfolio DDA# 890027992

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

*  ABA# 021000018

*  Dreyfus BASIC Intermediate
Municipal Bond Portfolio DDA# 8900088451

*  Dreyfus BASIC Municipal Bond Portfolio
DDA# 8900088443

*  Dreyfus BASIC Municipal
Money Market Portfolio DDA# 8900208767

*  Dreyfus BASIC New Jersey Municipal
Money Market Portfolio DDA# 8900279923

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name and share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9263, Boston, MA 02205-8501

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

           Via the Internet

  COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $5,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment 21








FOR MORE INFORMATION

DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

DREYFUS BASIC MUNICIPAL
MONEY MARKET PORTFOLIO

DREYFUS BASIC NEW JERSEY MUNICIPAL
MONEY MARKET PORFOLIO

(EACH A SERIES OF DREYFUS BASIC MUNICIPAL FUND, INC.)
--------------------------------------
SEC FILE NUMBER:  811-6377

More information on these portfolios is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

Describes each portfolio's performance, lists portfolio holdings and contains a letter from the portfolio's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about each portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC
   http://www.sec.gov

   DREYFUS
   http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation


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